Property and equipment, net	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
Property and equipment, net	Property and equipment, net

	As of December 31,
(in thousands)	2025	2024
Leasehold improvements	€4,151	€4,121
Capitalized software and software development costs	34,799	31,366
Computer equipment	16,233	15,478
Furniture and fixtures	3,088	3,042
Subtotal	58,271	54,007
Less: accumulated depreciation	49,461	45,797
Property and equipment, net	€8,810	€8,210
As a result of tax credits received in 2024, we recorded a €1.0 million credit, net of €0.6 million of accumulated depreciation, to capitalized software and software development costs on our consolidated balance sheet as of December 31, 2024. See "Note 2 - Significant accounting policies - Government Grants" for more details.
As of December 31, 2025 and 2024, our internally developed capitalized software and acquired software development costs, net of accumulated amortization, were €4.6 million and €4.2 million, respectively.